UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2014

Item 1 - Schedule of Investments - The Schedule of Investments for the three-month period ended January 31, 2014 is filed herewith.

Portfolio of Investments (unaudited)

As of January 31, 2014

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS—26.9%
AUSTRALIA—4.2%
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/2014	$448,423
AUD	500	DnB NOR Boligkreditt, 6.25%, 06/08/2016	462,486
AUD	600	Kommunalbanken AS, 6.00%, 10/21/2014	537,046
AUD	500	National Capital Trust III, 3.59%, 09/30/2016 (a)(b)(c)	419,403
AUD	3,000	Wesfarmers Ltd., 8.25%, 09/11/2014	2,704,870

			4,572,228

BRAZIL—1.2%
USD	200	Banco do Estado do Rio Grande do Sul, 7.38%, 02/02/2022 (d)	195,000
USD	300	Caixa Economica Federal, 4.50%, 10/03/2018 (d)	294,000
USD	250	JBS Investments GmbH, 7.75%, 10/28/2017 (c)(d)	256,250
USD	420	OAS Financial Ltd., 8.88%, 04/25/2018 (a)(b)(c)(d)	363,300
USD	197	Odebrecht Offshore Drilling Finance Ltd., 6.75%, 12/01/2021 (c)(d)	200,859

			1,309,409

CHILE—0.2%
USD	200	SACI Falabella, 3.75%, 04/30/2023 (d)	182,428

COLOMBIA—0.4%
USD	200	Ecopetrol SA, 5.88%, 09/18/2023	208,000
USD	200	Pacific Rubiales Energy Corp., 5.38%, 01/26/2017 (d)	201,000

			409,000

DOMINICAN REPUBLIC—0.2%
USD	250	AES Andres Dominicana Ltd., 9.50%, 11/12/2015 (c)(d)	267,500

EGYPT—0.5%
USD	500	African Export-Import Bank, 5.75%, 07/27/2016 (d)	530,625

EL SALVADOR—0.3%
USD	300	Telemovil Finance Co. Ltd., 8.00%, 10/01/2014 (c)(d)	317,625

GEORGIA—0.2%
USD	250	Georgian Oil and Gas Corp., 6.88%, 05/16/2017 (d)	258,750

GUATEMALA—0.5%
USD	200	Comunicaciones Celulares SA, 6.88%, 02/06/2024 (d)	196,466
USD	300	Industrial Subordinated Trust, 8.25%, 07/27/2021 (d)	322,125

			518,591

HONG KONG—0.5%
USD	230	CIFI Holdings Group Co. Ltd., 12.25%, 04/15/2016 (d)	252,713
USD	270	Wanda Properties Overseas Ltd., 4.88%, 11/21/2018 (d)	262,545

			515,258

INDIA—0.2%
USD	250	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (d)	231,563

INDONESIA—1.1%
USD	100	Adaro Indonesia PT, 7.63%, 10/22/2014 (c)(d)	104,875
USD	370	Pertamina Persero PT, 4.30%, 05/20/2023 (d)	313,575
USD	560	Pertamina Persero PT, 5.63%, 05/20/2043 (d)	429,800
USD	200	Pertamina Persero PT, 6.00%, 05/03/2042 (d)	160,500
USD	250	Pertamina Persero PT, 6.50%, 05/27/2041 (d)	213,125

			1,221,875

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of January 31, 2014

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
KAZAKHSTAN—1.2%
USD	450	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	$444,375
USD	500	Uranium One Investments, Inc., 6.25%, 12/13/2016 (d)	497,500
USD	310	Zhaikmunai LP Via Zhaikmunai International BV, 7.13%, 11/13/2016 (c)(d)	322,400

			1,264,275

MALAYSIA—0.1%
USD	110	PETRONAS Capital Ltd., 7.88%, 05/22/2022 (d)	141,492

MEXICO—2.8%
USD	250	BBVA Bancomer SA, 6.75%, 09/30/2022 (d)	267,812
USD	200	Cemex Finance LLC, 9.38%, 10/12/2017 (c)(d)	223,000
USD	500	Offshore Drilling Holding SA, 8.38%, 09/20/2017 (c)(d)	537,500
USD	230	Pemex Project Funding Master Trust, 5.75%, 03/01/2018	254,208
USD	330	Pemex Project Funding Master Trust, 6.63%, 06/15/2035	344,286
USD	330	Pemex Project Funding Master Trust, 6.63%, 06/15/2038	338,075
USD	100	Petroleos Mexicanos, 6.38%, 01/23/2045 (d)	100,009
USD	390	Petroleos Mexicanos, 6.50%, 06/02/2041 (c)	398,825
USD	270	Tenedora Nemak SA de CV, 5.50%, 02/28/2018 (c)(d)	260,550
USD	260	Trust F/1401, 6.95%, 01/30/2044 (d)	249,600

			2,973,865

NEW ZEALAND—2.3%
NZD	2,000	Deutsche Bank AG, 3.63%, 03/16/2014 (a)(c)	1,609,502
NZD	1,000	General Electric Capital Corp., 6.75%, 09/26/2016	842,772

			2,452,274

NIGERIA—0.2%
USD	250	GTB Finance BV, 7.50%, 05/19/2016 (d)	263,750

PARAGUAY—0.4%
USD	400	Banco Regional SAECA, 8.13%, 01/24/2019 (d)	404,040

PERU—0.3%
USD	330	Banco de Credito del Peru, 4.75%, 03/16/2016 (c)(d)	347,325

REPUBLIC OF SOUTH KOREA—0.5%
INR	33,000	Export-Import Bank of Korea, 6.00%, 02/27/2014 (d)	524,060

RUSSIA—2.5%
USD	200	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.75%, 04/28/2021 (d)	214,500
USD	350	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.88%, 09/25/2017 (d)	388,500
USD	220	Evraz Group SA, 6.50%, 04/22/2020 (d)	201,025
USD	250	Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/2023 (d)	249,375
USD	200	Metalloinvest Finance Ltd., 5.63%, 04/17/2020 (d)	192,000
USD	200	OJSC Novolipetsk Steel via Steel Funding Ltd., 4.95%, 09/26/2019 (d)	195,500
USD	107	RZD Capital Ltd., 5.74%, 04/03/2017 (d)	114,918
RUB	29,600	RZD Capital PLC, 8.30%, 04/02/2019 (d)	807,961
USD	300	VimpelCom Holdings BV, 5.95%, 02/13/2023 (d)	281,250

			2,645,029

SOUTH AFRICA—0.2%
USD	180	Myriad International Holdings BV, 6.00%, 07/18/2020 (d)	189,000

SUPRANATIONAL—4.9%
INR	58,500	European Bank for Reconstruction & Development, 5.25%, 02/07/2014	933,551
NZD	1,500	International Bank for Reconstruction & Development, 7.50%, 07/30/2014	1,238,286

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of January 31, 2014

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
NZD	3,800	International Finance Corp., 4.63%, 05/25/2016	$3,104,207

			5,276,044

TURKEY—0.6%
USD	200	Arcelik, 5.00%, 04/03/2023 (d)	171,040
USD	200	Turkiye Sise ve Cam Fabrikalari, 4.25%, 05/09/2020 (d)	172,500
USD	300	Yasar Holdings SA Via Willow No. 2, 9.63%, 03/03/2014 (c)(d)	285,630

			629,170

UKRAINE—0.7%
USD	300	Metinvest BV, 8.75%, 02/14/2018 (d)	274,500
USD	280	MHP SA, 8.25%, 04/02/2020 (d)	231,056
USD	280	Mriya Agro Holding PLC, 9.45%, 04/19/2018 (d)	226,800

			732,356

UNITED ARAB EMIRATES—0.5%
USD	480	Jafz Sukuk Ltd., 7.00%, 06/19/2019 (d)	544,224

UNITED KINGDOM—0.2%
USD	200	Tullow Oil PLC, 6.00%, 11/01/2016 (d)	204,500

		Total Corporate Bonds — 26.9% (cost $29,460,208)	28,926,256

GOVERNMENT BONDS—97.4%
ARMENIA—0.7%
USD	800	Republic of Armenia, 6.00%, 09/30/2020 (d)	798,800

AUSTRALIA—22.5%
AUD	4,000	Australia Government Bond, 3.25%, 04/21/2029 (d)	3,051,054
AUD	6,200	Australia Government Bond, 4.50%, 10/21/2014	5,507,808
AUD	2,300	Australia Government Bond, 4.75%, 04/21/2027 (d)	2,112,441
AUD	2,910	Australia Government Bond, 5.50%, 04/21/2023	2,857,663
AUD	4,770	Australia Government Bond, 5.75%, 07/15/2022	4,747,036
AUD	2,200	Australia Government Bond, 6.25%, 06/15/2014	1,952,728
AUD	1,600	Queensland Treasury Corp., 6.00%, 06/14/2021 (e)	1,573,086
AUD	1,300	Queensland Treasury Corp., 6.00%, 07/21/2022	1,265,902
AUD	1,115	Treasury Corp. of Victoria, 6.00%, 06/15/2020	1,089,326

			24,157,044

BRAZIL—4.9%
USD	250	Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/2020 (d)	253,750
USD	500	Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/2023 (d)	486,875
BRL	7,451	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/2017	2,876,836
BRL	450	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/2023	156,835
USD	1,300	Brazilian Government International Bond, 7.13%, 01/20/2037	1,456,000

			5,230,296

CANADA—10.9%
CAD	2,000	Canadian Government Bond, 8.00%, 06/01/2023	2,654,725
CAD	2,000	Canadian Government Bond, 9.00%, 06/01/2025	2,960,826
CAD	3,000	Canadian Government Bond, 10.25%, 03/15/2014	2,721,293
CAD	2,000	Hydro Quebec, 9.63%, 07/15/2022	2,656,387
CAD	500	Ontario Electricity Financial Corp., 8.50%, 05/26/2025	659,798

			11,653,029

COLOMBIA—0.3%
USD	240	Colombia Government International Bond, 7.38%, 03/18/2019	285,900

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of January 31, 2014

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
COP	125,000	Colombia Government International Bond, 7.75%, 04/14/2021	$66,967

			352,867

COSTA RICA—0.2%
USD	250	Costa Rica Government International Bond, 4.25%, 01/26/2023 (d)	225,000

CROATIA—1.3%
USD	500	Croatia Government International Bond, 6.00%, 01/26/2024 (d)	485,750
USD	500	Croatia Government International Bond, 6.25%, 04/27/2017 (d)	530,000
USD	320	Croatia Government International Bond, 6.63%, 07/14/2020 (d)	337,600

			1,353,350

DOMINICAN REPUBLIC—0.2%
USD	160	Dominican Republic International Bond, 7.50%, 05/06/2021 (d)	174,600

GABON—0.5%
USD	500	Gabonese Republic, 6.38%, 12/12/2024 (d)	513,750

HONDURAS—0.6%
USD	730	Honduras Government International Bond, 7.50%, 03/15/2024 (d)	695,325

INDONESIA—1.0%
USD	850	Indonesia Government International Bond, 5.88%, 01/15/2024 (d)	865,937
USD	200	Indonesia Government International Bond, 6.75%, 01/15/2044 (d)	201,500

			1,067,437

IRAQ—0.2%
USD	250	Republic of Iraq, 5.80%, 03/17/2014 (c)(d)	210,000

LATVIA—0.5%
USD	600	Republic of Latvia, 2.75%, 01/12/2020 (d)	571,200

MEXICO—1.6%
MXN	3,000	Mexico Fixed Rate Bonds, 7.25%, 12/15/2016	241,310
MXN	2,910	Mexico Fixed Rate Bonds, 7.75%, 11/13/2042	217,547
MXN	2,000	Mexico Fixed Rate Bonds, 8.00%, 06/11/2020	202,687
MXN	3,350	Mexico Fixed Rate Bonds, 8.00%, 12/07/2023	275,345
MXN	2,600	Mexico Fixed Rate Bonds, 8.50%, 11/18/2038	210,552
USD	550	Mexico Government International Bond, 6.05%, 01/11/2040	583,000

			1,730,441

MONGOLIA—0.4%
USD	290	Development Bank of Mongolia LLC, 5.75%, 03/21/2017 (d)	271,150
USD	200	Mongolia Government International Bond, 5.13%, 12/05/2022 (d)	160,000

			431,150

MOZAMBIQUE—0.5%
USD	550	Mozambique EMATUM Finance 2020 BV, 6.31%, 09/11/2020 (d)	514,250

NEW ZEALAND—16.9%
NZD	3,100	New Zealand Government Bond, 3.00%, 04/15/2020	2,330,142
NZD	900	New Zealand Government Bond, 5.00%, 03/15/2019	757,505
NZD	6,860	New Zealand Government Bond, 5.50%, 04/15/2023	5,924,194
NZD	1,200	New Zealand Government Bond, 6.00%, 04/15/2015	1,001,273
NZD	1,700	New Zealand Government Bond, 6.00%, 12/15/2017	1,477,332
NZD	6,555	New Zealand Government Bond, 6.00%, 05/15/2021	5,823,840
NZD	1,000	Province of Manitoba, 6.38%, 09/01/2015	835,944

			18,150,230

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of January 31, 2014

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
NIGERIA—1.6%
NGN	229,000	Nigeria Government Bond, 15.10%, 04/27/2017	$1,455,711
USD	260	Nigeria Government International Bond, 5.13%, 07/12/2018 (d)	263,900

			1,719,611

PERU—1.1%
PEN	1,370	Peru Government Bond, 7.84%, 08/12/2020	540,187
PEN	455	Peruvian Government International Bond, 5.20%, 09/12/2023 (d)	149,733
PEN	1,370	Peruvian Government International Bond, 6.95%, 08/12/2031 (d)	458,850

			1,148,770

PHILIPPINES—0.0%
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	50,500

POLAND—1.0%
PLN	3,400	Poland Government Bond, 4.00%, 10/25/2023	1,115,355

ROMANIA—1.2%
USD	500	Romanian Government International Bond, 6.13%, 01/22/2044 (d)	487,500
USD	700	Romanian Government International Bond, 6.75%, 02/07/2022 (d)	790,125

			1,277,625

RUSSIA—1.6%
RUB	35,500	Russian Federal Bond - OFZ, 7.50%, 02/27/2019	999,289
USD	100	Vnesheconombank Via VEB Finance PLC, 6.80%, 11/22/2025 (d)	103,125
USD	600	Vnesheconombank Via VEB Finance PLC, 6.90%, 07/09/2020 (d)	649,500

			1,751,914

RWANDA—0.5%
USD	550	Rwanda International Government Bond, 6.63%, 05/02/2023 (d)	526,625

SERBIA—0.8%
USD	400	Republic of Serbia, 5.25%, 11/21/2017 (d)	404,000
USD	400	Republic of Serbia, 7.25%, 09/28/2021 (d)	420,080

			824,080

SOUTH AFRICA—3.5%
USD	710	Eskom Holdings Ltd., 5.75%, 01/26/2021 (d)	692,250
USD	200	Eskom Holdings Ltd., 6.75%, 08/06/2023 (d)	201,500
ZAR	1,100	South Africa Government Bond, 7.00%, 02/28/2031	79,454
ZAR	2,700	South Africa Government Bond, 10.50%, 12/21/2026	271,373
ZAR	19,700	South Africa Government Bond, 13.50%, 09/15/2015	1,933,389
USD	160	South Africa Government International Bond, 5.50%, 03/09/2020	168,800
USD	250	South Africa Government International Bond, 5.88%, 09/16/2025	255,625
USD	100	South Africa Government International Bond, 6.25%, 03/08/2041	102,000

			3,704,391

TANZANIA—0.5%
USD	530	Tanzania Government International Bond, 6.39%, 03/09/2020 (a)(d)	552,525

TURKEY—3.1%
TRY	570	Turkey Government Bond, 6.30%, 02/14/2018	217,097
TRY	5,200	Turkey Government Bond, 9.00%, 01/27/2016	2,233,567
USD	200	Turkey Government International Bond, 5.63%, 03/30/2021	199,750
USD	320	Turkey Government International Bond, 6.25%, 09/26/2022	327,616
USD	300	Turkey Government International Bond, 7.50%, 11/07/2019	333,600

			3,311,630

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of January 31, 2014

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
UNITED KINGDOM—17.7%
GBP	1,300	United Kingdom Gilt, 4.00%, 03/07/2022 (d)	$2,384,135
GBP	1,700	United Kingdom Gilt, 4.25%, 06/07/2032 (d)	3,158,265
GBP	3,100	United Kingdom Gilt, 8.00%, 12/07/2015 (d)	5,797,358
GBP	4,000	United Kingdom Treasury Gilt, 4.25%, 12/07/2049 (d)	7,665,828

			19,005,586

URUGUAY—0.6%
UYU	3,574	Uruguay Government International Bond, 4.25%, 04/05/2027 (f)	157,689
UYU	10,480	Uruguay Government International Bond, 5.00%, 09/14/2018 (f)	504,970

			662,659

VENEZUELA—0.8%
USD	1,080	Venezuela Government International Bond, 5.75%, 02/26/2016 (d)	869,400

VIETNAM—0.2%
USD	220	Vietnam Government International Bond, 6.88%, 01/15/2016 (d)	233,750

		Total Government Bonds — 97.4% (cost $103,473,581)	104,583,190

SHORT-TERM INVESTMENT—0.6%
UNITED STATES—0.6%
	629	Repurchase Agreement, State Street Bank and Trust Co., 0.00% dated 01/31/2014, due 02/03/2014 in the amount of $629,000 collateralized by $690,000 U.S. Treasury Bonds, 3.13% maturing 02/15/2042; value $642,762	629,000

		Total Short-Term Investment — 0.6% (cost $629,000)	629,000

		Total Investments — 124.9% (cost $133,562,789)	$134,138,446

		Liabilities in Excess of Other Assets — (24.9)%	(26,763,170)

		Net Assets—100.0%	$107,375,276

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

COP—Colombian Peso

GBP—British Pound Sterling

HUF—Hungarian Forint

INR—Indian Rupee

MXN—Mexican Peso

NGN—Nigerian Naira

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

RUB—New Russian Ruble

TRY—Turkish Lira

USD—U.S. Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at January 31, 2014.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	The maturity date presented for these instruments represents the next call/put date.
(d)	Denotes a restricted security, see Note (c).

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of January 31, 2014

(e)	This security is government guaranteed.
(f)	Inflation linked security.

At January 31, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation
Indian Rupee/United States Dollar
02/07/2014	JPMorgan Chase	INR	31,596,000	USD	502,321	$503,938	$1,617

						$503,938	$1,617

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation
United States Dollar/Brazilian Real
02/26/2014	Citibank	USD	1,238,834	BRL	2,940,000	$1,211,344	$27,490
United States Dollar/Hungarian Forint
04/16/2014	JPMorgan Chase	USD	519,977	HUF	114,161,000	490,737	29,240
United States Dollar/Indian Rupee
02/07/2014	JPMorgan Chase	USD	505,052	INR	31,596,000	503,939	1,113
United States Dollar/New Russian Ruble
02/26/2014	JPMorgan Chase	USD	335,872	RUB	11,288,000	319,614	16,258
United States Dollar/Peruvian Nouveau Sol
02/26/2014	Citibank	USD	935,899	PEN	2,650,000	933,521	2,378
United States Dollar/South African Rand
04/16/2014	JPMorgan Chase	USD	719,272	ZAR	7,784,000	692,950	26,322
United States Dollar/Turkish Lira
04/16/2014	Citibank	USD	1,342,231	TRY	2,967,000	1,286,280	55,951

						$5,438,385	$158,752

*	Certain contracts with different trade dates and like characteristics have been shown net.

At January 31, 2014, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
Exchange-traded swap agreements:
USD	20,000,000	11/01/2017	Barclays Bank	Receive	3-month LIBOR Index	0.84%	$189,153
Over-the-counter swap agreements:
USD	20,000,000	10/24/2020	Citibank	(Pay)	3-month LIBOR Index	2.15%	(84,335)

							$104,818

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Notes to Portfolio of Investments (unaudited)

January 31, 2014

Summary of Significant Accounting Policies

(a) Security Valuation:

The Funds value their securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Funds’ valuation policies and procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1—quoted prices in active markets for identical investments;

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity

Forward foreign currency contracts	Forward exchange rate quotations

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures

Notes to Portfolio of Investments (unaudited) (continued)

January 31, 2014

The following is a summary of the inputs used as of January 31, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Assets	Level 1	Level 2	Level 3
Fixed Income Investments
Corporate Bonds	$—	$28,926,256	$—
Government Bonds	—	104,583,190	—

Total Fixed Income Investments	—	133,509,446	—
Short-Term Investment	—	629,000	—

Total Investments	$—	$134,138,446	$—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$160,369	$—
Interest Rate Swap Agreements	—	189,153	—

Total Other Financial Instruments	$—	$349,522	$—

Total Assets	$—	$134,487,968	$—

Liabilities
Other Financial Instruments
Interest Rate Swap Agreements	$—	$(84,335)	$—

Total Liabilities - Other Financial Instruments	$—	$(84,335)	$—

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended January 31, 2014, there were no transfers between Level 1, Level 2 and Level 3. For the period ended January 31, 2014, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $629,000 as of January 31, 2014. The value of the related collateral exceeded the value of the repurchase agreement at period end.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Notes to Portfolio of Investments (unaudited) (continued)

January 31, 2014

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the “Valuation Time,” as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates.

Futures Contracts:

Notes to Portfolio of Investments (unaudited) (continued)

January 31, 2014

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the period ended January 31, 2014, the Fund did not hold any futures contracts.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the period ended January 31, 2014, the Fund used interest rate swaps as a tool to hedge the interest rate risk associated with the leverage of the Fund.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Notes to Portfolio of Investments (unaudited) (concluded)

January 31, 2014

Effective June 10, 2013, certain swaps, including interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, interest rate swaps entered into by a Fund after June 10, 2013 can no longer be traded over-the-counter and became subject to various regulations and rules of the CFTC. The Fund currently holds one swap that was subject to mandatory clearing and did not enter into any new swaps subject to clearing during the reporting period. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

(f) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

(g) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(h) Federal Income Taxes:

The U.S. federal income tax basis of the Fund’s investments and the net unrealized depreciation as of January 31, 2014 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Depreciation
$135,219,457	$3,904,278	$(4,985,289)	$(1,081,011)

Item 2 – Controls and Procedures

a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d15(b)).

b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.302CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date:	March 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date:	March 27, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Income Fund, Inc.

Date:	March 27, 2014